Exhibit 32.1
CERTIFICATIONS OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report on Form 10-Q of Editas Medicine, Inc. (the “Company”) for the period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of her or his knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2026	By:	/s/ Gilmore O’Neill
Gilmore O’Neill
Chief Executive Officer

Date: November 9, 2026	By:	/s/ Amy Parison
Amy Parison
Chief Financial Officer